UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 6, 2010
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
      The slide presentations attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at MetLife, Inc.’s Investor Day Conference on December 6, 2010 and may be used by MetLife, Inc. in various other presentations to investors. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.
Item 7.01.     Regulation FD.
      The slide presentations attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at MetLife, Inc.’s Investor Day Conference on December 6, 2010 and may be used by MetLife, Inc. in various other presentations to investors. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.
     On December 6, 2010, MetLife, Inc. issued a press release announcing 2011 guidance and expected 2010 financial results, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.
Item 9.01.     Financial Statements and Exhibits.
      (a) Not applicable.
      (b) Not applicable.
      (c) Not applicable.
      (d) Exhibits

99.1	Slide presentations to be presented at MetLife, Inc.’s Investor Day Conference on December 6, 2010. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

99.2	Press release of MetLife, Inc., dated December 6, 2010, announcing 2011 guidance and expected 2010 financial results. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr

	Name:	Gwenn L. Carr
	Title:	Executive Vice President

Date: December 6, 2010

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

99.1	Slide presentations to be presented at MetLife, Inc.’s Investor Day Conference on December 6, 2010. The slide presentations are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

99.2
Press release of MetLife, Inc., dated December 6, 2010, announcing 2011 guidance and expected 2010 financial results, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

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